Exhibit 99.1

News Release

Axcelis Announces Financial Results for Third Quarter 2026

Q3 2026 Highlights:

•	Revenue of $237.8 million

•	GAAP Gross Margin of 41.0%, and Non-GAAP Gross Margin of 41.2%

•	GAAP Operating Margin of 11.5% and Non-GAAP Operating Margin of 16.6%

•	GAAP Diluted Earnings Per Share of $1.21, and Non-GAAP Diluted Earnings Per Share of $1.26

BEVERLY, Mass., Nov. 5, 2026—Axcelis Technologies, Inc. (Nasdaq: ACLS) today announced financial results for the third quarter ended September 30, 2026.

President and CEO Russell Low commented, “We are pleased with our third quarter performance, as improving demand drove sequential growth in systems revenue, complemented by another quarterly record in CS&I. We are particularly encouraged by the strong increase in bookings, reflecting a broadening recovery across our end markets, with continued momentum in Memory and increasing activity in Power and General Mature. At the same time, we continue to see sustained strength in our CS&I business."

Low added, "Our strategy of investing in next-generation technologies is beginning to yield tangible results and positions us well to capitalize on expanding market opportunities as customer investment recovers. We expect to finish 2026 with positive momentum and anticipate further growth in 2027."

Senior Vice President and Interim CFO David Ryzhik stated, “Our third quarter results exceeded our expectations, supported by stronger shipments and record CS&I revenue, despite the impact from foreign exchange headwinds on our gross margin. We continue to generate healthy cash flow and maintain a strong balance sheet, providing us with ample financial flexibility. The combination of improving demand, a growing installed base and continued strength in CS&I provides a solid foundation as we enter 2027."

Results Summary
(In thousands, except per share amounts and percentages)

	Three months ended September 30,
	2026	2025
Revenue	$237,781	$213,611
Gross margin	41.0%	41.6%
Operating margin	11.5%	11.7%
Net income	$37,759	$25,986
Diluted earnings per share	$1.21	$0.83

News Release

Non-GAAP Results

	Three months ended September 30,
	2026	2025
Non-GAAP gross margin	41.2%	41.8%
Non-GAAP operating margin	16.6%	18.2%
Adjusted EBITDA	$44,047	$43,202
Non-GAAP net income	$39,215	$37,900
Non-GAAP diluted earnings per share	$1.26	$1.21

Business Outlook

For the fourth quarter ending December 31, 2026, Axcelis expects revenues of approximately $275 million, GAAP earnings per diluted share of approximately $1.15, and non-GAAP earnings per share of approximately $1.50.

Please refer to Fourth Quarter 2026 Outlook under the “Notes on our Non-GAAP Financial Information” section of this document for detail relating to the computation of non-GAAP earnings per diluted share as well as the Safe Harbor Statement section of this document.

Third Quarter 2026 Conference Call

The Company will host a call to discuss the results for the third quarter 2026 today at 8:30 a.m. ET. The call will be available via webcast that can be accessed through the Investors page of Axcelis' website at www.axcelis.com, or by registering as a participant here:

https://register-conf.media-server.com/register/BI02437563728a4138be5d107cd344f382
Webcast replays will be available for 30 days following the call.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“non-GAAP financial measures”). These non-GAAP financial measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP other income, non-GAAP income tax provision, Adjusted EBITDA, non-GAAP net income, and non-GAAP diluted earnings per share, and reflect adjustments for the impact of share-based compensation expense, certain items related to restructuring and severance charges and any associated adjustments and transaction and integration costs associated with the merger agreement with Veeco Instruments announced on October 1, 2025.

Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.

For further information regarding these non-GAAP financial measures, please refer to the tables presenting reconciliations of our non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

News Release

Safe Harbor Statement

This press release contains, and the conference call will contain, forward-looking statements under the Private Securities Litigation Reform Act safe harbor provisions. These statements, which include our expectations for spending in our industry and guidance for future financial performance, are based on management’s current expectations and should be viewed with caution. They are subject to various risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are outside the control of the Company, including that customer decisions to place orders or our product shipments may not occur when we expect, that orders may not be converted to revenue in any particular quarter, or at all, whether demand will continue for the semiconductor equipment we produce or, if not, whether we can successfully meet changing market requirements, and whether we will be able to maintain continuity of business relationships with and purchases by major customers. Increased competitive pressure on sales and pricing, increases in material and other production costs that cannot be recouped in product pricing and instability caused by changing global economic, political or financial conditions, including with respect to the imposition of tariffs on our products or components of our products, could also cause actual results to differ materially from those in our forward-looking statements. These risks and other risk factors relating to Axcelis are described more fully in the most recent Form 10-K filed by Axcelis and in other documents filed from time to time with the Securities and Exchange Commission.

About Axcelis

Axcelis (Nasdaq: ACLS), headquartered in Beverly, Mass., has been providing innovative, high-productivity solutions for the semiconductor industry for over 45 years. Axcelis is dedicated to developing enabling process applications through the design, manufacture and complete life cycle support of ion implantation systems, one of the most critical and enabling steps in the IC manufacturing process. Learn more about Axcelis at www.axcelis.com.

CONTACTS:

Investor Relations Contact:

David Ryzhik

Senior Vice President and Interim CFO

Telephone: (978) 787-2352

Email: David.Ryzhik@axcelis.com

Press/Media Relations Contact:

Maureen Hart

Senior Director, Corporate & Marketing Communications

Telephone: (978) 787-4266

Email: Maureen.Hart@axcelis.com

News Release

Axcelis Technologies, Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenue	237,781	213,611	651,912	600,718
Cost of revenue	140,357	124,805	382,717	335,802
Gross profit	97,424	88,806	269,195	264,916
Operating expenses:
Research and development	30,177	24,640	87,670	78,832
Sales and marketing	16,834	15,838	53,742	45,965
General and administrative	23,070	23,308	72,208	56,976
Total operating expenses	70,081	63,786	213,620	181,773
Income from operations	27,343	25,020	55,575	83,143
Other income (expense):
Interest income	7,422	5,465	16,459	16,547
Interest expense	(1,960)	(1,305)	(4,514)	(4,028)
Other, net	3,203	970	4,461	2,569
Total other income	8,665	5,130	16,406	15,088
Income before income taxes	36,008	30,150	71,981	98,231
Income tax (benefit) provision	(1,751)	4,164	1,717	12,290
Net income	$37,759	$25,986	$70,264	$85,941
Net income per share:
Basic	$1.22	$0.83	$2.28	$2.70
Diluted	$1.21	$0.83	$2.26	$2.70
Shares used in computing net income per share:
Basic weighted average shares of common stock	30,882	31,287	30,804	31,796
Diluted weighted average shares of common stock	31,105	31,450	31,089	31,863

Beginning in the third quarter of 2026, Axcelis will no longer separately present revenue and cost of revenue attributable to Services, which represents a small percentage of Axcelis’ overall business.

News Release

Axcelis Technologies, Inc.

Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	September 30,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$190,769	$145,451
Short-term investments	281,588	228,802
Accounts receivable, net	154,713	168,479
Inventories, net	376,341	329,010
Prepaid income taxes	7,604	4,658
Prepaid expenses and other current assets	88,935	66,802
Total current assets	1,099,950	943,202
Property, plant and equipment, net	59,468	56,146
Operating lease assets	27,993	28,927
Finance lease assets, net	13,198	14,154
Long-term restricted cash	10,638	10,627
Deferred income taxes	79,268	79,895
Long-term investments	142,982	182,396
Other assets	44,015	46,004
Total assets	$1,477,512	$1,361,351
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$78,632	$42,309
Accrued compensation	28,103	34,233
Warranty	10,615	9,516
Income taxes	5,873	11,383
Deferred revenue	95,620	65,494
Current portion of finance lease obligation	1,799	1,575
Other current liabilities	27,755	33,150
Total current liabilities	248,397	197,660
Long-term finance lease obligation	39,367	40,754
Long-term deferred revenue	42,424	43,445
Other long-term liabilities	34,090	44,815
Total liabilities	364,278	326,674

Stockholders’ equity:
Common stock, $0.001 par value, 75,000 shares authorized; 30,884 shares issued and outstanding at September 30, 2026; 30,717 shares issued and outstanding at December 31, 2025	31	31
Additional paid-in capital	542,467	533,309
Retained earnings	573,803	503,539
Accumulated other comprehensive loss	(3,067)	(2,202)
Total stockholders’ equity	1,113,234	1,034,677
Total liabilities and stockholders’ equity	$1,477,512	$1,361,351

News Release

Axcelis Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net income	$37,759	$25,986	$70,264	$85,941
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,489	4,328	13,364	13,152
Stock-based compensation expense	6,467	5,344	17,791	15,668
Other	(11,324)	6,907	(8,165)	(4,110)
Change in other assets and liabilities, net	2,830	2,785	(16,521)	14,221
Net cash provided by operating activities	40,221	45,350	76,733	124,872

Cash flows from investing activities
Expenditures for property, plant and equipment and capitalized software	(2,504)	(2,015)	(7,897)	(8,960)
Other changes in investing activities, net	(3,644)	3,393	(14,987)	46,194
Net cash (used in) provided by investing activities	(6,148)	1,378	(22,884)	37,234

Cash flows from financing activities
Repurchase of common stock	—	(32,335)	—	(95,850)
Other changes from financing activities, net	(558)	(440)	(9,806)	(4,022)
Net cash used in financing activities	(558)	(32,775)	(9,806)	(99,872)

Effect of exchange rate changes on cash and cash equivalents	2,263	(106)	1,286	1,829
Net increase in cash, cash equivalents and restricted cash	35,778	13,847	45,329	64,063

Cash, cash equivalents and restricted cash at beginning of period	165,629	181,280	156,078	131,064
Cash, cash equivalents and restricted cash at end of period	$201,407	$195,127	$201,407	$195,127

News Release

Axcelis Technologies, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
GAAP gross Profit	$97,424	$88,806	$269,195	$264,916
Restructuring[1]	—	—	—	226
Stock-based compensation	605	499	1,802	1,421
Non-GAAP gross profit	$98,029	$89,305	$270,997	$266,563
Non-GAAP gross margin	41.2%	41.8%	41.6%	44.4%

GAAP operating expense	$70,081	$63,786	$213,620	$181,773
Transaction and integration[2]	(4,967)	(8,274)	(20,192)	(8,274)
Bad debt expense	—	—	(65)	—
Restructuring[1]	—	(236)	—	(1,130)
Other[3]	(781)	—	(781)	—
Stock-based compensation	(5,862)	(4,845)	(15,989)	(14,247)
Non-GAAP operating expense	$58,471	$50,431	$176,593	$158,122

GAAP operating income	$27,343	$25,020	$55,575	$83,143
Transaction and integration[2]	4,967	8,274	20,192	8,274
Bad debt expense	—	—	65	—
Restructuring[1]	—	236	—	1,356
Other[3]	781	—	781	—
Stock-based compensation	6,467	5,344	17,791	15,668
Non-GAAP operating income	$39,558	$38,874	$94,404	$108,441
Non-GAAP operating margin	16.6%	18.2%	14.5%	18.1%

GAAP other income (expense)	$8,665	$5,130	$16,406	$15,088
Discrete tax related items[4]	(1,726)	—	(1,726)	—
Non-GAAP other income	$6,939	$5,130	$14,680	$15,088

GAAP income tax (benefit) provision	$(1,751)	$4,164	$1,717	$12,290
Discrete tax related items[4]	7,565	—	7,565	—
Income tax effect of non-GAAP adjustments[5]	1,468	1,940	5,194	3,542
Non-GAAP income tax provision	$7,282	$6,104	$14,476	$15,832
GAAP net income	$37,759	$25,986	$70,264	$85,941
Transaction and integration[2]	4,967	8,274	20,192	8,274
Bad debt expense	—	—	65	—
Restructuring[1]	—	236	—	1,356
Other[3]	781	—	781	—
Discrete tax related items[4]	(9,291)	—	(9,291)	—
Stock-based compensation	6,467	5,344	17,791	15,668
Income tax effect of non-GAAP adjustments[5]	(1,468)	(1,940)	(5,194)	(3,542)
Non-GAAP net income	$39,215	$37,900	$94,608	$107,697
GAAP diluted EPS	$1.21	$0.83	$2.26	$2.70
Transaction and integration[2]	0.16	0.26	0.65	0.26
Bad debt expense	—	—	—	—
Restructuring[1]	—	0.01	—	0.04
Other[3]	0.03	—	0.03	—
Discrete tax related items[4]	(0.30)	—	(0.30)	—
Stock-based compensation	0.21	0.17	0.57	0.49
Income tax effect of non-GAAP adjustments[5]	(0.05)	(0.06)	(0.17)	(0.11)
Non-GAAP diluted EPS	$1.26	$1.21	$3.04	$3.38

Note 1: Restructuring and other costs primarily related to early retirement programs and severance costs, due to global cost-saving initiatives.

Note 2: Transaction and integration costs include expenses associated with the merger agreement with Veeco Instruments, announced on October 1, 2025.

Note 3. Other costs include miscellaneous tax related items.

Note 4. Discrete items related to tax audits, including changes in uncertain tax positions and associated interest and penalties.

Note 5. Impact of taxes from non-GAAP adjustments, uses adjusted tax rate of 14%.

Figures may not sum due to rounding.

News Release

Axcelis Technologies, Inc.

Reconciliation of Net Income to Adjusted EBITDA

(In thousands, except percentages)

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net Income	$37,759	$25,986	$70,264	$85,941
Other (income) expense	(8,665)	(5,130)	(16,406)	(15,088)
Income tax (benefit) provision	(1,751)	4,164	1,717	12,290
Depreciation & amortization	4,489	4,328	13,364	13,152
Subtotal	31,832	29,348	68,939	96,295
Transaction and integration[1]	4,967	8,274	20,192	8,274
Bad debt expense	—	—	65	—
Restructuring[2]	—	236	—	1,356
Other[3]	781	—	781	—
Stock-based compensation	6,467	5,344	17,791	15,668
Adjusted EBITDA	$44,047	$43,202	$107,768	$121,593
Adjusted EBITDA margin	18.5%	20.2%	16.5%	20.2%

Note 1: Transaction and integration costs include expenses associated with the merger agreement with Veeco Instruments, announced on October 1, 2025.

Note 2: Restructuring and other costs primarily related to early retirement programs and severance costs, due to global cost-saving initiatives.

Note 3. Other costs include miscellaneous tax related items.

Axcelis Technologies, Inc.
Fourth Quarter 2026 Outlook
GAAP to Non-GAAP Diluted Earnings Per Share

Three months ended December 31, 2026
GAAP diluted EPS	$1.15
Transaction and Integration[1]	0.19
Stock-based compensation	0.22
Income tax effect of non-GAAP adjustments[2]	(0.06)
Non-GAAP diluted EPS	$1.50

Note 1: Transaction and Integration costs include expenses associated with the merger agreement with Veeco Instruments, announced on October 1, 2025.

Note 2: Impact of taxes from non-GAAP adjustments, uses adjusted tax rate of 14%.